ORDINARY SHARES	12 Months Ended
Dec. 31, 2013
Equity [Abstract]
Stockholders Equity Note Disclosure [Text Block]
19.	ORDINARY SHARES

As detailed in Note 1, in March 2011, in connection with the consummation of the transactions contemplated by the Share Exchange Agreement, the Company issued an aggregate of 32,839,910 ordinary shares to the Victor Score's Stockholders in connection with the reverse merger.

The Company effected a 1 for 2 reverse stock split, effective May 16, 2011. After the reverse stock split, there were 17,322,805 ordinary shares outstanding. On May 16, 2011, 104,572 preference shares were converted into 10,457,195 ordinary shares. As a result, a total of 27,780,000 ordinary shares were outstanding as of May 16, 2011, December 31, 2013 and 2012.